POWER OF ATTORNEY


          WHEREAS, the undersigned officers and directors of Dialogic Corporation desire to authorize Howard G. Bubb, Edward B. Jordan and Theodore M. Weitz to act as their attorneys-in-fact and agents, for the purpose of executing and filing an Annual Report on Form 10-K, including all amendments thereto,

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard G. Bubb, Edward B. Jordan and Theodore M. Weitz, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the Dialogic Corporation Annual Report on Form 10-K for the year ended December 31, 1996, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 27th day of February, 1997.

  SIGNATURE                              TITLE

/s/ Howard G. Bubb               President, Chief Executive Officer and Director
___________________
Howard G. Bubb

/s/ Kenneth J. Burkhardt, Jr.                             Director
______________________
Kenneth J. Burkhardt, Jr.

/s/ Masao Konomi                                          Director
______________________
Masao Konomi

/s/ John N. Lemasters                                     Director
_____________________
John N. Lemasters

/s/Francis G. Rodgers                                     Director
_____________________
Francis G. Rodgers

/s/ James J. Shinn                                        Director
_____________________
James J. Shinn

/s/Nicholas Zwick                                         Director
_____________________
Nicholas Zwick

/s/Edward B. Jordan                        Treasurer,  Vice President and Chief
______________________________             Financial  Officer (Chief Financial
Edward B. Jordan                           and Accounting Officer)